UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 14, 2022
L3HARRIS TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-3863	34-0276860

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1025 West NASA Boulevard
Melbourne,	Florida	32919
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (321) 727-9100

No change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	LHX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.02 Results of Operations and Financial Condition.

Item 7.01 Regulation FD Disclosure.
The information contained in this Current Report on Form 8-K that is furnished under this Item 2.02 and 7.01, including the accompanying Exhibit 99.1, is being furnished pursuant to Item 2.02 and 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section. The information contained in this Current Report on Form 8-K that is furnished under this Item 2.02 and 7.01, including the accompanying Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing.
Segment Reorganization
On January 3, 2022, L3Harris Technologies, Inc. (“L3Harris” or the “Company”) issued a press release announcing that it has streamlined its business segments from four business segments to three business segments. As a result of the segment reorganization, the Aviation Systems segment was eliminated as a business segment. Effective for fiscal 2022, which began January 1, 2022, the Company will report its financial results in the following three reportable segments:
• Integrated Mission Solutions, including multi-mission intelligence, surveillance and reconnaissance systems; integrated electrical and electronic systems for maritime platforms; advanced electro-optical and infrared solutions; defense aviation; commercial aviation products; and commercial pilot training operations;
• Space & Airborne Systems, including space payloads, sensors and full-mission solutions; classified intelligence and cyber defense; avionics; electronic warfare; and mission networks for air traffic management operations; and
• Communication Systems, including tactical communications with global communications solutions; broadband communications; integrated vision solutions; and public safety radios, system applications and equipment.

The Company’s new business segment structure reflects that the ongoing operations that had been part of the Aviation Systems segment were integrated into the remaining segments. Defense aviation, commercial aviation products and commercial pilot training operations were moved into the Integrated Mission Solutions segment; and mission networks for air traffic management operations was moved into the Space & Airborne Systems segment.

New Accounting Policy – Pension and Other Postretirement Income or Expense
Effective with fiscal 2022, the Company updated its segment reporting and accounting policies for pension and other postretirement plan (“OPEB”) income or expense to better align its presentation of business segment information with industry peers. The Company's business segment operating results will include only pension and OPEB cost under U.S. Government Cost Accounting Standards (“CAS”). Because CAS pension and OPEB cost is allocable to and allowable under contracts with the U.S. Government, it will be recognized in each business segment's revenue and cost of sales. The Company will no longer assign or allocate Financial Accounting Standards (“FAS”) pension and OPEB income or expense to its business segments. U.S. generally accepted accounting principles (“GAAP”) require pension and OPEB income or expense to be recognized on a FAS basis. Therefore, the Company will present a "FAS/CAS operating adjustment” outside of business segment results, representing the difference between the service cost component of FAS pension and OPEB income or expense and total CAS pension and OPEB cost or expense. The non-service cost components of FAS pension and OPEB income or expense will continue to be included as a component of non-operating income or expense.

L3Harris’ consolidated financial statements for periods ending after December 31, 2021 will reflect the Company’s new business segment structure and adjustments to segment operating income, including reclassification of all comparative prior period segment information in order to present all segment information on a comparable basis. The historical results of divested businesses through the date of divestiture will be classified within the “other non-reportable business” line item in the company’s segment reporting.

Supplemental Information
The Company is providing Exhibit 99.1 to this Current Report on Form 8-K, as supplemental information, unaudited historical business segment information for each quarter of the Company’s fiscal transition period and fiscal 2020 and for each of the first three quarters of fiscal 2021 as reclassified to reflect the new business segment structure and adjustments to segment operating income for pension and OPEB income/cost as described above. Exhibit 99.1 is furnished herewith and is incorporated herein by reference. The segment reorganization and change to pension and OPEB income/cost has no impact to the Company’s previously reported consolidated statements of income, balance sheets, statements of cash flows, statements of comprehensive income or statements of shareholders’ equity. The Company did not operate under the realigned segment structure for any of these prior periods. The information in this Current Report on Form 8-K, including Exhibit 99.1, should be read in conjunction with the Company’s Annual Report on Form 10-K for fiscal 2020 and the Company’s Quarterly Reports on Form 10-Q for the fiscal quarters ended April 2, 2021, July 2, 2021 and October 1, 2021, which reports have previously been filed with the Securities and Exchange Commission.

Non-GAAP Financial Measures
Exhibit 99.1 includes a discussion of non-GAAP financial measures, including: additional measures of income from continuing operations, net income, net income margin, segment operating income (loss) and segment operating income (loss) margin provided to supplement our selected historical financial information calculated in accordance with GAAP. L3Harris management believes that these non-GAAP financial measures, when considered together with the GAAP financial measures, provide information that is useful to investors in understanding period-over-period operating results separate and apart from items that may, or could, have a disproportionately positive or negative impact on results in any particular period. L3Harris management also believes that these non- GAAP financial measures enhance the ability of investors to analyze L3Harris’ business trends and to understand L3Harris’ performance. In addition, L3Harris may utilize non-GAAP financial measures as guides in its forecasting, budgeting, and long-term planning processes and to measure operating performance for some management compensation purposes. Any analysis of non- GAAP financial measures should be used only in conjunction with results presented in accordance with GAAP. The notes accompanying Table 2 provide a reconciliation of these non-GAAP financial measures with the most directly comparable financial measures calculated in accordance with GAAP.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is furnished herewith:

Exhibit Number	Description
104	Cover Page Interactive Data File formatted in Inline XBRL
99.1
L3Harris Technologies, Inc. Historical Business Segment Information as Reclassified for Segment Changes and Historical Business Segment Information as Reclassified for Segment Changes Reconciliation of Non-GAAP Financial Measures and Regulation G Disclosure (furnished pursuant to Item 2.02 and Item 7.01)

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

L3HARRIS TECHNOLOGIES, INC.
By:	/s/ Jesus Malave, Jr.
	Name:	Jesus Malave Jr.
	Title:	Senior Vice President and Chief Financial Officer

Date: January 14, 2021